Exhibit 10.1

November 13, 2007

KeyBank National Association

127 Public Square

Cleveland, Ohio 44114-1306

Attn: Real Estate Capital Services

Ladies and Gentlemen:

Pursuant to the provisions of Section 2.10 of the Senior Secured Revolving Credit Agreement dated as of December 29, 2006, as from time to time in effect (as amended from time to time, the “Credit Agreement”), by and among Gladstone Commercial Limited Partnership (the “Borrower”), Gladstone Commercial Corporation, as a guarantor, KeyBank National Association (“KeyBank”), for itself and as Agent, and the other Banks from time to time party thereto, the Borrower hereby requests and certifies as follows:

1. Request for Increase. The Borrower hereby requests an increase in the Total Commitment from $75,000,000.00 to $95,000,000.00 pursuant to Section 2.10 of the Credit Agreement (the “Increase”).

2. Certifications. In connection with the Increase, each of the Borrower and each Guarantor certifies that:

(a) as of the date hereof and as of the effective date of the Increase, both immediately before and after giving effect to the Increase, there exists and shall exist no Default or Event of Default;

(b) as of the date hereof, the representations and warranties made by or on behalf of the Borrower and the Guarantors in the Loan Documents or after the date thereof were true and correct in all material respects when made, are true and correct in all material respects as of the date hereof, and shall be true and correct in all material respects as of the effective date of the Increase, (except to the extent of any changes resulting from transactions permitted by the Credit Agreement that singly or in the aggregate have not had or could not reasonably be expected to have a Material Adverse Effect, and except to the extent such representations relate expressly to an earlier date, which representations were true and correct only as of such specified date) both immediately before and after giving effect to the Increase, as though such representations and warranties were made on and as of that date; and

(c) Borrower has paid all fees required by Section 2.10 of the Credit Agreement.

3. New Commitments. Borrower hereby acknowledges and agrees that (a) as of the effective date of the Increase and following satisfaction of all conditions thereto as provided in Section 2.10 of the Credit Agreement, the amount of each Bank’s Commitment shall be the amount set forth on Schedule A attached hereto and the Total Commitment under the Credit Agreement will be include the Increase, and (b) in connection with the Increase, (x) KeyBank shall be issued a replacement Note in the principal face amount of $35,000,000.00 and (y) Branch Banking and Trust Company (“BB&T”) shall be issued a replacement Note in the principal face amount of $25,000,000.00, and upon acceptance of such note by KeyBank and by BB&T each such note will be a “Note” under the Credit Agreement. Lenders will promptly return the current Notes marked “Cancelled”.

4. Other Conditions. All other conditions to the Increase set forth in Section 2.8 of the Credit Agreement have been satisfied.

5. Definitions. Terms defined in the Credit Agreement are used herein with the meanings so defined.

IN WITNESS WHEREOF, we have hereunto set our hands this      day of November, 2007.

GLADSTONE COMMERCIAL LIMITED
PARTNERSHIP, a Delaware limited partnership

By: GCLP Business Trust II, a Massachusetts
business trust, its sole general partner

By:
Name: David Gladstone
Title: Trustee

By:
Name: George Stelljes III
Title: Trustee

(SEAL)

GLADSTONE COMMERCIAL CORPORATION, a Maryland corporation

By:
Name:
Title:

(SEAL)

GLADSTONE LENDING LLC, a Delaware limited liability company

By: Gladstone Commercial Limited Partnership, a Delaware limited partnership, its Manager

By: GCLP Business Trust II, a Massachusetts business trust, its General Partner

By:
Name: David Gladstone
Title: Trustee

By:
Name: George Stelljes III
Title: Trustee

(SEAL)

CMS06-3 LLC, a Delaware limited liability company

By: Gladstone Commercial Limited Partnership, a Delaware limited partnership, its Manager

By: GCLP Business Trust II, a Massachusetts business trust, its General Partner

By:
Name: David Gladstone
Title: Trustee

By:
Name: George Stelljes III
Title: Trustee

(SEAL)

GCC NORFOLK LLC, a Delaware limited liability company

By: Gladstone Commercial Limited Partnership, a Delaware limited partnership, its Manager

By: GCLP Business Trust II, a Massachusetts business trust, its General Partner

By:
Name: David Gladstone
Title: Trustee

By:
Name: George Stelljes III
Title: Trustee

(SEAL)

MPI06 MASON OH LLC, a Delaware limited liability company

By: Gladstone Commercial Limited Partnership, a Delaware limited partnership, its Manager

By: GCLP Business Trust II, a Massachusetts business trust, its General Partner

By:
Name: David Gladstone
Title: Trustee

By:
Name: George Stelljes III
Title: Trustee

(SEAL)

WPI07 TULSA OK LLC, a Delaware limited liability company

By: Gladstone Commercial Limited Partnership, a Delaware limited partnership, its Manager

By: GCLP Business Trust II, a Massachusetts business trust, its General Partner

By:
Name: David Gladstone
Title: Trustee

By:
Name: George Stelljes III
Title: Trustee

(SEAL)

APML07 HIALEAH FL LLC, a Delaware limited liability company

By: Gladstone Commercial Limited Partnership, a Delaware limited partnership, its Manager

By: GCLP Business Trust II, a Massachusetts business trust, its General Partner

By:
Name: David Gladstone
Title: Trustee

By:
Name: George Stelljes III
Title: Trustee

(SEAL)

EI07 TEWKSBURY MA LLC, a Delaware limited liability company

By: Gladstone Commercial Limited Partnership, a Delaware limited partnership, its Manager

By: GCLP Business Trust II, a Massachusetts business trust, its General Partner

By:
Name: David Gladstone
Title: Trustee

By:
Name: George Stelljes III
Title: Trustee

(SEAL)

NJT06 STERLING HEIGHTS MI LLC,

a Michigan limited liability company

By: Gladstone Commercial Limited Partnership, a Delaware limited partnership, its General Partner

By: GCLP Business Trust II, a Massachusetts business trust, its General Partner

By:
Name: David Gladstone
Title: Trustee

By:
Name: George Stelljes III
Title: Trustee

(SEAL)

ACKNOWLEDGED:

KEYBANK NATIONAL ASSOCIATION,

as Agent

By:
Name:
Title:

Schedule A

BANKS AND COMMITMENTS

		COMMITMENT
NAME AND ADDRESS	COMMITMENT	PERCENTAGE
KeyBank National Association Cleveland, OH 44114-1306 Attn: Real Estate Division LIBOR Lending Office same as above	$35,000,000.00	36.84%
Branch Banking and Trust Company 8200 Greensboro Drive, Suite 1000 McLean, Virginia 22102 Attn: Robert J. Madeja LIBOR Lending Office same as above	$25,000,000.00	26.32%
Emigrant Realty Finance LLC 6 East 43rd Street, 22nd Floor New York, New York 10017 Attn: Michael A. Walsh Facsimile: (212) 850-4608 LIBOR Lending Office same as above	$20,000,000.00	21.05%
First Horizon Bank 1650 Tysons Boulevard, Suite 1150 McLean, Virginia 22102 Attn: Kenneth W. Rub LIBOR Lending Office same as above	$15,000,000.00	15.79%
TOTAL	$95,000,000.00	100.00%